EXHIBIT 10.4
                 AMENDMENT TO CONSULTING AGREEMENT BETWEEN
                   INTERNATIONAL MULTIFOODS CORPORATION
                               AND RFM INC.


   THIS AMENDMENT, dated as of May 9, 1997, to Consulting Agreement, dated as of May 1, 1997 (the "Consulting Agreement"), between
International Multifoods Corporation ("Multifoods") and RFM, Inc., an Illinois corporation (the "Contractor").

   WITNESSETH:

   WHEREAS, Multifoods and the Contractor wish to amend the Consulting Agreement as hereinafter provided.

   NOW, THEREFORE, the Consulting Agreement be and the same hereby is amended effective as of May 9, 1997, as follows:

   1. The name and address of the Contractor be and hereby is changed to RFM Inc., 401 South First Street, #111. Minneapolis,
        Minnesota 55401.

   2. Add new paragraph E to Section 2 of the Consulting Agreement, entitled "Signing Bonus", as follows:

        "E. As an incentive to execute and deliver this Agreement and provide the Consulting Services, Multifoods shall pay the Contractor, in addition to the compensation for Consulting Services described in Section 2 of this Agreement, a "signing bonus" of $50,000, in a lump sum, on or before June 10, 1997."

   IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

                                 INTERNATIONAL MULTIFOODS CORPORATION


                                 By:   /s/ Gary E. Costley
                                       Gary E. Costley
                                       Chairman of the Board, President and
                                       Chief Executive Officer


                                 RFM, INC.


                                 By:   /s/ Robert F. Maddocks
                                       Robert F. Maddocks
                                       President